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                                                          REGISTRATION NO. _____

   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 5, 1999.
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                           SUPERIOR FINANCIAL CORP.
            (Exact name of Registrant as specified in its charter)

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        DELAWARE                        6711                     51-0379417
(State of Incorporation)     (Primary Standard Industrial     (I.R.S. Employer
                              Classification Code Number)    Identification No.)

                                 ------------

          5000 ROGERS AVENUE
      FORT SMITH, ARKANSAS  72903                                (501) 484-4305
(Address of principal executive offices)                         (Telephone No.)

                               C. STANLEY BAILEY
                            CHIEF EXECUTIVE OFFICER
                           SUPERIOR FINANCIAL CORP.
                              5000 ROGERS AVENUE
                          FORT SMITH, ARKANSAS  72903
                                (501) 484-4305
                    (Name and address of agent for service)

                                  -----------

                                With a copy to:

                               WILLARD H. HENSON
                    MILLER, HAMILTON, SNIDER & ODOM, L.L.C.
                        ONE COMMERCE STREET, SUITE 305
                           MONTGOMERY, ALABAMA 36104
                           TELEPHONE:  334-834-5550
                           FACSIMILE:  334-265-4533

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       Securities to be registered pursuant to Section 12(b) of the Act:

                                     None

       Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.01 par value



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                INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

        The information required by this item is incorporated by reference from pages 81 through 82 of the Registration Statement on Form S-1 of the Registrant, Registration No. 333-60111 (the "Registration Statement") under the heading "Description of Capital Stock," a copy of which is included as Exhibit 4 hereto.

ITEM 2. EXHIBITS

1. Registrant's Amended and Restated Certificate of Incorporation. Incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

2. Registrant's Bylaws. Incorporated herein by reference to Exhibit 3.2 to the Registration Statement.

3.  Specimen of Common Stock certificate.  Incorporated herein by reference to
    Exhibit 4.4 to the Registration Statement.

4. Description of the Registrant's capital stock from pages 81 through 82 of the Registration Statement.

5. Form of Registration Rights Agreement dated April 1, 1998. Incorporated herein by reference to Exhibit 4.2 to the Registration Statement.



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                                   SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       SUPERIOR FINANCIAL CORP.

                                       /s/ C. Stanley Bailey
                                       -----------------------
                                       C. Stanley Bailey
                                       Chief Executive Officer

Date:  January 5, 1999


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                                 EXHIBIT INDEX


EXHIBIT
NUMBER     DESCRIPTION
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  1        Registrant's Amended and Restated
           Articles of Incorporation.*

  2        Registrant's Bylaws.*

  3        Specimen of Common Stock certificate of
           Registrant.*

  4 Description of the Registrant's capital stock from pages 81 through 82 of the Registration
           Statement on Form S-1 of the Registrant,
           Registration No. 333-60111.

  5        Form of Registration Rights Agreement.*
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* Incorporated herein by reference from the Registrant's Registration Statement on Form S-1, Registration No. 333-60111.


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